NINTH AMENDMENT TO CREDIT AGREEMENT
AND
FIFTH AMENDMENT TO PLEDGE SECURITY AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT AND FIFTH AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of November 4, 2016 (this “Amendment”), is entered into by and among CORE-MARK HOLDING COMPANY, INC. (“Holdings”), CORE-MARK INTERNATIONAL, INC. (“International”), CORE-MARK MIDCONTINENT, INC. (“Midcontinent”), CORE-MARK INTERRELATED COMPANIES, INC. (“Interrelated”), CORE-MARK DISTRIBUTORS, INC. (“Distributors”), MINTER-WEISMAN CO. (“Minter-Weisman”; each of Holdings, International, Midcontinent, Interrelated, Distributors and Minter-Weisman shall be referred to herein as a “Borrower”, International shall be referred to herein as the “Canadian Borrower” and collectively such entities shall be referred to herein as the “Borrowers”), the parties hereto as lenders (each individually, a “Lender” and collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, “Administrative Agent”), J.P. MORGAN SECURITIES LLC and BANK OF MONTREAL, as Co-Lead Arrangers, JPMORGAN CHASE BANK, N.A., BANK OF MONTREAL and WELLS FARGO CAPITAL FINANCE, LLC, as Joint Bookrunners, BANK OF MONTREAL and WELLS FARGO CAPITAL FINANCE, LLC, as Co-Syndication Agents, and BANK OF AMERICA, N.A., as Documentation Agent.

RECITALS

A.
The Borrowers, Administrative Agent, the Lenders and the other parties thereto have previously entered into that certain Credit Agreement, dated as of October 12, 2005 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including, without limitation, by that certain First Amendment to Credit Agreement, dated as of December 4, 2007, that certain Second Amendment to Credit Agreement, dated as of March 12, 2008, that certain letter agreement to Credit Agreement, dated as of January 31, 2009, that certain Third Amendment to Credit Agreement and First Amendment to Pledge and Security Agreement, dated as of February 2, 2010, that certain Fourth Amendment to Credit Agreement, dated as of May 5, 2011, that certain letter agreement to Credit Agreement and Security Agreement, dated as of December 21, 2012, that certain Fifth Amendment to Credit Agreement and Second Amendment to Pledge and Security Agreement, dated as of May 30, 2013, that certain Sixth Amendment to Credit Agreement, dated as of May 21, 2015, that certain Seventh Amendment to Credit Agreement and Third Amendment to Pledge and Security Agreement, dated as of January 11, 2016, and that certain Eighth Amendment to Credit Agreement and Fourth Amendment to Pledge and Security Agreement, dated as of May 16, 2016, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms shall be referred to herein as the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Existing Credit Agreement.

B.
The Borrowers and Administrative Agent have previously entered into that certain Pledge and Security Agreement, dated as of October 12, 2005 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including, without limitation, by that certain Third Amendment to Credit Agreement and First Amendment to Pledge and Security Agreement, dated as of February 2, 2010, that certain letter agreement to Credit Agreement and Security Agreement, dated December 21, 2012, that certain Fifth Amendment to Credit Agreement and Second Amendment to Pledge and Security Agreement, dated as of May 30, 2013, that certain Seventh Amendment to Credit Agreement and Third Amendment to Pledge and Security Agreement, dated as of January 11, 2016, and that certain Eighth Amendment to Credit Agreement and Fourth Amendment to Pledge and Security Agreement, dated as of May 16, 2016, the “Existing Security Agreement”; the Existing Security Agreement as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms shall be referred to herein as the “Security Agreement”).

C.	The Borrowers have requested that the Administrative Agent and the Lenders amend the Existing Credit Agreement to increase the aggregate amount of the Revolving Commitments to $600,000,000.

D.	The Borrowers have further requested that Administrative Agent and the Lenders amend the Existing Credit Agreement and the Existing Security Agreement.

E.	Administrative Agent and the Lenders are willing to amend the Existing Credit Agreement and the Existing Security Agreement pursuant to the terms and conditions set forth herein.

F.
Each Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Administrative Agent’s or any Lender’s rights or remedies as set forth in the Existing Credit Agreement, the Existing Security Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendments to Existing Credit Agreement.

(a)	The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“Ninth Amendment” means that certain Ninth Amendment to Credit Agreement and Fifth Amendment to Pledge and Security Agreement, dated as of November 4, 2016, by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

“Ninth Amendment Effective Date” means the “Ninth Amendment Effective Date” as defined in the Ninth Amendment.

(b)	The definition of “Revolving Commitment” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Revolving Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit, Overadvances and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) increased from time to time pursuant to Section 2.21 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04; provided that the aggregate Revolving Commitments shall not at any time exceed $700,000,000. The initial amount of each Lender’s Revolving Commitment after giving effect to the Ninth Amendment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate amount of the Lenders’ Revolving Commitments as of the Ninth Amendment Effective Date is $600,000,000. The Revolving Commitments include the Canadian Revolving Commitments available pursuant to the Canadian Subfacility in an aggregate amount not to exceed Cdn. $110,000,000.

(c)	The first sentence of Section 2.21(a) of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follow:

“Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrowers may from time to time request an increase in the aggregate Revolving Commitments by an amount not less than $10,000,000 for any such increase and not exceeding $100,000,000 for all such increases following the Ninth Amendment Effective Date; provided, that any increase in the aggregate Revolving Commitments pursuant to this Section 2.21 shall not result in an increase in the amount of any of the subfacilities contained in this Agreement.”

(d)
The Commitment Schedule and Schedule 3.10 to the Existing Credit Agreement are hereby deleted and replaced in their entirety with the corresponding schedules attached hereto and made a part hereof as Annex A.

2.	[Reserved].

3.
Conditions Precedent to Effectiveness of this Amendment. This Amendment and the amendments to the Existing Credit Agreement and the Existing Security Agreement contained herein shall become effective, and shall become part of the Credit Agreement and the Security Agreement, as applicable, on the date (the “Ninth Amendment Effective Date”) when each of the following conditions precedent shall have been satisfied in the reasonable discretion of Administrative Agent or waived by Administrative Agent:

a.	Amendment. Administrative Agent shall have received counterparts to this Amendment, executed by each party hereto.

b.
Representations and Warranties. The representations and warranties of the Borrowers set forth herein must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

c.
Authorizing Resolutions. Administrative Agent shall have received a certificate of each Loan Party dated as of the Ninth Amendment Effective Date signed by a Financial Officer or otherwise acceptable officer of such Loan Party certifying and attaching the resolutions adopted by such Loan Party approving or consenting to this Amendment and any other Loan Documents executed in connection herewith.

d.
Payment of Fees. Administrative Agent shall have received from the Borrowers all reasonable fees due and payable on or before the Ninth Amendment Effective Date, including, without limitation all fees payable in connection with this Amendment pursuant to that certain fee letter dated as of October 28, 2016, between the Borrowers and Agent.

4.	Representations and Warranties. Each Borrower represents and warrants as follows as of the date hereof:

a.
Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery, and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene (i) any law or (ii) any contractual restriction binding on such Borrower, except for contraventions of contractual restrictions which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

b.
Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document (as amended or modified hereby) (i) is the legal, valid, and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (ii) is in full force and effect, assuming due execution by each other party hereto and thereto.

c.
Representations and Warranties. After giving effect to this Amendment, the representations and warranties of the Borrowers contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of an earlier date) are correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

d.	No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.
Ratable Commitments. Concurrently with the effectiveness of this Amendment, each Lender shall assign to the other Lenders, and such other Lenders shall purchase from such Lender, at the principal amount thereof, such interests in the Revolving Loans and participation interests in Letters of Credit on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participation interests in Letters of Credit will be held by all Lenders ratably in accordance with their Revolving Commitments after giving effect to the provisions of this Amendment.

6.
Choice of Law. The validity of this Amendment, the construction, interpretation and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

7.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of the Amendment.

8.	Reference to and Effect on the Loan Documents.

a.
Upon and after the Ninth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified and amended hereby.

b.
Upon and after the Ninth Amendment Effective Date, each reference in the Existing Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in the other Loan Documents to “the Security Agreement”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Existing Security Agreement as modified and amended hereby.

c.
Except as specifically amended by Section 1 and Section 2 of this Amendment, the Existing Credit Agreement, the Existing Security Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to Administrative Agent and the Lenders without defense, offset, claim, or contribution.

d.
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

9.
Estoppel. To induce Administrative Agent and Lenders to enter into this Amendment and to induce Administrative Agent and the Lenders to continue to make advances to the Borrowers under the Credit Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim or objection in favor of any Borrower as against Administrative Agent or any Lender with respect to the Obligations.

10.
Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.
Severability. In case any provision in this Amendment shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.
Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Administrative Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

CORE-MARK HOLDING COMPANY, INC.

By:	/S/ Theodore Castro
Name:	Theodore Castro
Title:	Treasurer and Secretary

CORE-MARK INTERNATIONAL, INC.

By:	/S/ Theodore Castro
Name:	Theodore Castro
Title:	Treasurer and Secretary

CORE-MARK MIDCONTINENT, INC.

By:	/S/ Theodore Castro
Name:	Theodore Castro
Title:	Treasurer and Secretary

CORE-MARK INTERRELATED COMPANIES, INC.

By:	/S/ Theodore Castro
Name:	Theodore Castro
Title:	Treasurer and Secretary

CORE-MARK DISTRIBUTORS, INC.

By:	/S/ Theodore Castro
Name:	Theodore Castro
Title:	Treasurer and Secretary

MINTER-WEISMAN CO.

By:	/S/ Theodore Castro
Name:	Theodore Castro
Title:	Treasurer and Secretary

Signature Page to Ninth Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Revolving Lender

By:	/S/ James Fallahay
Name:	James Fallahay
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as a Canadian Lender

By:	/S/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

Signature Page to Ninth Amendment to Credit Agreement

BANK OF AMERICA, N.A.,
as a Revolving Lender

By:	/S/ Gregory A. Jones
Name:	Gregory A. Jones
Title:	Senior Vice President

BANK OF AMERICA, N.A., (acting through its Canada branch),
as a Canadian Lender

By:	/S/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

Signature Page to Ninth Amendment to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC,
as a Revolving Lender

By:	/S/ Maria Quintanille
Name:	Maria Quintanille
Title:	Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA
as a Canadian Lender

By:	/S/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President

Signature Page to Ninth Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Revolving Lender and a Canadian Lender

By:	/S/ Diane Emanuel
Name:	Diane Emanuel
Title:	Managing Director

Signature Page to Ninth Amendment to Credit Agreement

BANK OF MONTREAL,
as a Revolving Lender

By:	/S/ Craig Thistlethwaite
Name:	Craig Thistlethwaite
Title:	Managing Director

BANK OF MONTREAL,
as a Canadian Lender

By:	/S/ Helen Alvarez-Hernandez
Name:	Helen Alvarez-Hernandez
Title:	Director

Signature Page to Ninth Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/S/ William Patton
Name:	William Patton
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH,
as a Canadian Lender

By:	/S/ John P. Rehob
Name:	John P. Rehob
Title:	Vice President & Principal Officer

Signature Page to Ninth Amendment to Credit Agreement

CITIZENS BUSINESS CAPITAL, as a division of CITIZENS ASSET FINANCE, INC., as a Revolving Lender and a Canadian Lender

By:	/S/ David Slattery
Name:	David Slattery
Title:	Vice President

Signature Page to Ninth Amendment to Credit Agreement

BRANCH BANKING AND TRUST COMPANY,
as a Revolving Lender and a Canadian Lender

By:	/S/ David Miller
Name:	David Miller
Title:	Vice President

Signature Page to Ninth Amendment to Credit Agreement

ANNEX A

COMMITMENT SCHEDULE

Lender	Revolving Commitment	Canadian Commitment
JPMorgan Chase Bank, N.A.	$115,000,000	Cdn.$0
JPMorgan Chase Bank, N.A., Toronto Branch	$—	Cdn. $21,083,333.33
Wells Fargo Capital Finance, LLC	$115,000,000	Cdn.$0
Wells Fargo Capital Finance Corporation Canada	$—	Cdn. $21,083,333.33
Bank of Montreal	$115,000,000	Cdn. $21,083,333.33
Bank of America, N.A.	$85,000,000	Cdn. $0
Bank of America, N.A. (acting through its Canada branch)	$—	Cdn. $15,583,333.33
The Bank of Nova Scotia	$36,000,000	Cdn. $6,600,000.00
Branch Banking and Trust Company	$50,000,000	Cdn. $9,166,666.67
Citizens Business Capital, a division of Citizens Asset Finance, Inc.	$42,000,000	Cdn. $7,700,000.00
U.S. Bank National Association	$42,000,000	Cdn.$0
U.S. Bank National Association, Canada Branch	$—	Cdn. $7,700,000.00

Total	$600,000,000	Cdn.$110,000,000

SCHEDULE 3.10
to
CREDIT AGREEMENT

Plan Unfunded Pension Liability

Actuarially Underfunded Plans (on funding assumption basis)

Core-Mark International, Inc. Non-Bargaining Employees Pension Plan as of October 31, 2016 is underfunded by $3,492,809.